Capital City Bank Group, Inc.

Reports Third Quarter 2024

Results
TALLAHASSEE, Fla.

(October 22, 2024) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income
attributable to common shareowners of $13.1 million, or $0.78 per diluted share, for the third quarter of 2024 compared to $14.2
million, or $0.83 per diluted share, for the second quarter of 2024, and $12.7 million, or $0.74 per diluted share, for the third quarter
of 2023.
QUARTER HIGHLIGHTS (3
rd

Quarter 2024

versus 2
nd

Quarter 2024)
Income Statement
●
Tax-equivalent

net interest income totaled $40.3 million compared

to $39.3 million for the prior quarter

-
Net interest margin increased

10 basis points to 4.12% (earning asset yield up 7 basis points and total deposit cost down 3
basis points to 92 basis points)

●
Stable credit quality metrics and credit

loss provision - net loan charge

-offs were 19 basis points (annualized) of average

loans –
allowance coverage ratio increased to 1. 11 % at September 30, 2024
●
Noninterest income remained

stable, decreasing $0.1 million, or 0.5%, and

reflected a $0.4 million decline in mortgage banking
revenues partially offset by a $0.3 million

increase in wealth management fees
●
Noninterest expense increased

$2.5 million, or 6.1%, due to increases

in compensation (annual merit and health care

)

and other
expenses (professional and processing).

Other expense also included a $0.5 million expense related

to a counterparty payment
for our VISA Class B share swap
Balance Sheet
●
Loan balances decreased $33.2 million, or

1.2% (average), and declined $7.1 million, or 0.3% (end of period)
●
Deposit balances decreased by $69.0

million, or 1.9% (average), and decreased $29.5

million, or 0.8% (end of period),
reflecting the seasonal decline in our public fund

balances

●
Tangible

book value per diluted share (non-GAAP financial measure)

increased $0.91, or 4.2%

Commenting on the company's results, William G. Smith,

Jr., Capital City Bank Group

Chairman, President, and CEO, said, "I am
pleased with what we accomplished in the quarter to enhance shareowner value – 4.2% growth in tangible book value per share and
a 9.5% increase in the dividend. Earnings for the quarter remained stable driven by margin expansion, stable credit, and core deposit
growth. Looking ahead, I remain optimistic about our full year financial performance and beyond, driven by our balance sheet
flexibility, revenue

diversification, and focus on continuous improvement.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the third quarter of 2024 totaled $40.2

million, compared to $39.3 million for the second
quarter of 2024, and $39.3 million for the third quarter of 2023.

Compared to the second quarter of 2024, the increase was primarily due to increases in loan and investment interest income and a decrease in deposit interest expense,

partially offset by a decrease in
overnight funds interest income.

One additional calendar day also contributed to the increase.

Favorable repricing of existing
adjustable/fixed rate loans at higher rates drove the increase in loan interest income.

The increase in investment interest income was
due to the reinvestment of maturing securities at higher rates.

The decrease in deposit interest expense was attributable to lower average NOW account balances and average rate, in addition to lower rates on promotional deposit products.

Compared to the third quarter of 2023, the $0.9 million increase was primarily driven by an increase in loan interest income and to a
lesser extent overnight funds interest income, partially offset by an increase in deposit interest expense.

For the first nine months of
2024, tax-equivalent net interest income totaled $118.0

million compared to $120.1 million for the same period of 2023 with the decrease primarily attributable to an increase in deposit interest expense and a decrease in investment interest income, partially offset by an increase in loan interest income.

Our net interest margin for the third quarter of 2024 was 4.12%, an increase of 10 basis points over the second quarter of 2024

and
an increase of nine basis points over the third quarter of 2023.

For the month of September 2024, our net interest margin was 4.16%.

For the first nine months of 2024, our net interest margin

was 4.05% compared to 4.04% for the same period of 2023.

The increase
over the second quarter of 2024 reflected favorable loan and investment repricing,

partially offset by a lower overnight funds rate.

The increase over both prior year periods reflected higher loan rates partially offset by a higher cost of deposits.

For the third quarter
of 2024, our cost of funds was 93 basis points, a decrease of four basis points from the second quarter of 2024 and an increase of 27
basis points over the third quarter of 2023.

Our cost of deposits (including noninterest bearing accounts) was 92 basis points, 95
basis points, and 58 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $1.2 million for the third quarter of 2024,

comparable to the second quarter of
2024

and a $1.2 million decrease from the third quarter of 2023.

The provision expense for the third quarter of 2024 reflected a
$0.7 million increase in the provision for loans held for investment (“HFI”),

a $0.6 million provision benefit for unfunded loan
commitments, and a $0.1 million provision benefit for debt securities.

The increase in the provision for loans HFI was primarily
due to loan grade migration and slightly higher loss rates partially offset by lower loan balances.

A lower level of commitments
drove the provision benefit for unfunded loan commitments.

For the first nine months of 2024, we recorded a provision expense for
credit losses of $3.3 million compared to $7.7 million for the same period of

2023 with the decrease driven primarily by lower new
loan volume in 2024.

We discuss the allowance

for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the third quarter of 2024 totaled $19.5 million compared to $19.6 million for the second quarter of 2024 and
$16.7 million for the third quarter of 2023.

The slight decrease from the second quarter of 2024 reflected a $0.4 million decrease in mortgage banking revenues partially offset by

a $0.3 million increase in wealth management fees.

Compared to the third quarter of
2023, the $2.8 million increase was primarily attributable to a $2.1 million increase in mortgage banking revenues driven by a
higher gain on sale margin, and a $0.8 million increase in wealth management fees.

For the first nine months of 2024, noninterest income totaled $57.2 million compared to $54.5 million for the same period of 2023, primarily attributable to a $3.2 million increase in mortgage banking revenues and a $1.8 million increase in wealth management
fees, partially offset by a $2.1 million decrease in

other income.

The increase in mortgage banking revenues was due to a higher gain on sale margin.

The increase in wealth management fees was primarily driven by higher retail brokerage fees and to a lesser
extent trust fees, primarily attributable to both new account growth and higher account values driven by higher market returns.

The
decrease in other income was primarily attributable to a $1.4 million gain from the sale of mortgage servicing rights in the second quarter of 2023, and to a lesser extent a decrease in vendor bonus income and miscellaneous income.

Noninterest expense for the third quarter of 2024 totaled $42.9 million compared to $40.4 million for the second quarter of 2024
and $39.1 million for the third quarter of 2023.

The $2.5 million increase over the second quarter of 2024 was primarily due to a
$1.4 million increase in compensation and a $1.0 million increase in other expense.

The increase in compensation reflected higher
salary expense of $0.9 million and associate benefit expense of $0.5 million.

The increase in salary expense was driven by annual
merit adjustments, and the increase in other associate benefit expense was primarily attributable to higher health insurance cost, and
to a lesser extent higher stock-based compensation expense.

The increase in other expense was primarily due to a $0.5 million increase in professional fees, processing fees of $0.3 million, and higher miscellaneous expense which included a $0.5 million
payment to the counterparty for our VISA Class B share swap due to revision to the share conversion rate related to additional funding by VISA of the merchant litigation reserve.

Compared to the third quarter of 2023, the $3.8 million increase was primarily attributable to a $2.8 million increase in compensation expense and a $0.9 million increase in other expense.

The unfavorable
variance in compensation expense reflected higher salary expense of $2.2 million and associate benefit expense of $0.6 million,
with the salary variance driven by merit adjustments and the associate benefit expense variance reflective of higher health insurance
cost.

Further, salary expense was unfavorably

impacted by lower realized loan cost (credit offset to salary expense)

of $1.0 million
which reflected lower loan volume in 2024.

The increase in other expense was attributable to a $0.6 million increase in professional fees and higher miscellaneous expense due to the aforementioned

$0.5 million share swap payment in the third quarter of 2024.

For the first nine months of 2024, noninterest expense totaled $123.5 million compared to $117.1 million for the same

period of
2023 with the $6.4 million increase primarily attributable to increases in compensation expense of $4.6 million, occupancy expense
of $0.5 million, and other expense of $1.3 million.

The increase in compensation expense reflected a $3.9 million increase in salary expense and a $0.7 million increase in associate benefit expense.

The increase in salary expense was primarily due to a lower level of realized loan cost (credit offset to salary expense) of $2.9 million (lower new loan volume) and higher base salary expense of
$1.9 million (primarily annual merit raises), partially offset by lower commission expense of $1.3 million (lower residential
mortgage volume).

The increase in occupancy was primarily attributable to an increase in maintenance agreement expense (security
upgrades and addition of interactive teller machines).

The increase in other expense reflected a $1.8 million gain from the sale of a banking office in the first quarter of 2023 and higher miscellaneous expense due to the aforementioned $0.5 million share swap
payment in 2024, that was partially offset by lower pension plan expense (service cost) of $1.0 million.

Income Taxes
We realized income

tax expense of $3.0 million (effective rate of 19.1%) for the third quarter of 2024 compared to $3.2

million
(effective rate of 18.5%) for the second quarter of 2024

and $3.0 million (effective rate of 20.7%) for the third quarter of 202

3.

For
the first nine months of 2024, we realized income tax expense of $9.7 million (effective rate of 20.1%) compared to $10.1 million
(effective rate of 20.5%) for the same period of 2023.

The decrease in our effective tax rate from both prior year periods was primarily due to a higher level of tax benefit accrued from investments in solar tax credit equity funds.

Absent discrete items, we
expect our annual effective tax rate to approximate 20-21%

for 2024.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.883 billion for the third quarter of 2024, a decrease of $51.9 million,

or 1.3%, from the second
quarter of 2024, and an increase of $59.4 million, or 1.6%, over the fourth quarter of 2023.

The change for both prior periods was
driven by variances in deposit balances (see below – Deposits
).

Compared to the second quarter of 2024, the change in the earning asset mix reflected a $33.2 million decrease in loans HFI, a $11.

4

million decline in investment securities, and a $5.6 million decrease increase in overnight funds sold.

Compared to the fourth quarter of 2023, the change in the earning asset mix reflected a
$157.1 million increase in overnight funds that was partially offset by a $17.7 million decrease in loans HFI, a $54.7 million
decrease in investment securities and a $25.2 million decline in loans held for sale.

Average loans

HFI decreased $33.2 million, or 1.2%, from the second quarter of 2024 and decreased $17.7 million, or 0.7%, from
the fourth quarter of 2023.

Compared to the second quarter of 2024, the decrease was driven by a $19.4 million decrease in
consumer loans (primarily indirect auto), commercial loans of $13.2 million, and commercial real estate loans of $7.7 million,
partially offset by a $7.4 million increase in residential real estate loans.

Compared to the fourth quarter of 2023, the decrease was
primarily attributable to a $54.5 million decrease in consumer loans

(primarily indirect auto) and commercial loans of $24.2 million
(primarily tax-exempt loans) that was partially offset by a $59.2 million increase in residential real estate loans.

Period end loans HFI decreased $7.1 million, or 0.3%, from the second quarter of 2024

and decreased $50.8 million, or 1.9%, from
the fourth quarter of 2023.

Compared to the second quarter of 2024, the decline reflected a $20.9 million decrease in consumer
loans (primarily indirect auto), a $10.4 million decrease in commercial loans,

and a $3.2 million decline in commercial real estate
loans, partially offset by a $10.9 million increase

in residential real estate loans and a $18.1 million increase in construction loans

.

The decrease from the fourth quarter of 2023 was primarily attributable to a $57.7

million decrease in consumer loans (primarily
indirect auto),

a $30.6 million decline in commercial loans,

and a $5.5 million decrease in commercial real estate loans, partially offset by a $22.2 million increase in residential real estate loans and a $22.8 million increase in construction real estate loans.

Allowance for Credit Losses
At September 30, 2024, the allowance for credit losses for loans HFI totaled

$29.8 million compared to $29.2 million at June 30,
2024

and $29.9 million at December 31, 2023.

Activity within the allowance is provided on Page 9.

The increase in the allowance
over June 30, 2024 was primarily attributable to slightly higher forecasted unemployment rate utilized in calculating loan loss rates
and loan grade migration (see above – Provision for Credit Losses
).

Net loan charge-offs were 19 basis points

of average loans for
the third quarter of 2024 versus 18 basis points for the second quarter of 2024.

At September 30, 2024, the allowance represented
1.11% of loans HFI compared to 1.09% at June

30, 2024, and 1.10% at December 31, 2023.

Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$7.2 million at September 30, 2024 compared to $6.2 million
at June 30, 2024

and $6.2 million at December 31, 2023.

At September 30, 2024, nonperforming assets as a percent of total assets equaled 0.17%, compared to 0.15% at June 30, 2024 and 0.15% at December

31, 2023.

Nonaccrual loans totaled $6.6 million at
September 30, 2024, a $1.1 million increase over June 30, 2024 and a $0.3 million increase over December 31, 2023.

Further,
classified loans totaled $25.5 million at September 30, 2024, a $0.1 million decrease from June 30, 2024

and a $3.3 million increase
over December 31, 2023.
Deposits
Average total

deposits were $3.572 billion for the third quarter of 2024, a decrease of $69.0 million,

or 1.9%, from the second
quarter of 2024 and an increase of $23.5 million, or 0.7%, over the fourth quarter of 2023.

Compared to the second quarter of 2024,
the decrease was primarily attributable to lower NOW account balances primarily due to the seasonal decline in our public fund
balances.

The increase over the fourth quarter of 2023 reflected growth in both money market and certificate of deposit balances
which reflected a combination of balances migrating from savings and noninterest bearing accounts,

in addition to receiving new
deposits from existing and new clients via various deposit strategies.

At September 30, 2024, total deposits were $3.579 billion, a decrease of $29.5 million, or 0.8%, from June 30, 2024, and a decrease
of $122.7 million, or 3.3%, from December 31, 2023.

The decrease from June 30, 2024 was primarily due to lower noninterest bearing,

money market, and savings account balances.

The decrease from December 31, 2023 was primarily due to lower NOW account balances, primarily due to the seasonal decline in our public funds,

partially offset by higher money market and certificate
of deposit balances from both new and existing clients.

Total public funds balances were $516.2

million at September 30, 2024,
$575.0 million at June 30, 2024, and $709.8 million at December 31, 2023.

Liquidity
The Bank maintained an average net overnight funds (i.e., deposits with banks plus FED funds sold less FED funds purchased) sold
position of $256.9 million in the third quarter of 2024

compared to $262.4 million in the second quarter of 2024 and $99.8 million in the fourth quarter of 2023.

Compared to the second quarter of 2024, the decrease reflected lower average deposits (primarily
seasonal public funds) that was substantially offset by

a decline in average loans.

Compared to the fourth quarter of 2023, the
increase was primarily driven by higher average deposits

and lower average investments.

At September 30, 2024, we had the ability to generate approximately $1.522 billion (excludes overnight funds position of $262
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits, and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At September 30, 2024, the weighted-
average maturity and duration of our portfolio were 2.51 years and 2.17 years, respectively, and the available

-for-sale portfolio had
a net unrealized after-tax loss of $15.5 million.

Capital
Shareowners’ equity was $476.5 million at September 30, 2024 compared to $461.0 million at June 30, 2024 and $440.6 million at
December 31, 2023.

For the first nine months of 2024, shareowners’ equity was positively impacted by net income attributable to
shareowners of $39.8 million, a $8.7 million decrease in the net unrealized loss on available for sale securities, net adjustments
totaling $0.9

million related to transactions under our stock compensation plans, and stock compensation accretion of $1.1 million.

Shareowners’ equity was reduced by a common stock dividend

of $11.0 million ($0.65 per share),

the repurchase of common stock
of $2.3 million (82,540 shares), a $0.6 million increase in the fair value of the interest rate swap related to subordinated debt, and a
$0.7

million reclassification to temporary equity.

At September 30, 2024, our total risk-based capital ratio was 17.97%

compared to 17.50% at June 30, 2024 and 16.57% at
December 31, 2023.

Our common equity tier 1 capital ratio was 14.88%, 14.44%, and 13.52%, respectively,

on these dates.

Our
leverage ratio was 10.89%, 10.51%, and 10.30%, respectively,

on these dates.

At September 30, 2024, all our regulatory capital
ratios exceeded the thresholds to be designated as “well-capitalized”

under the Basel III capital standards.

Further, our tangible
common equity ratio (non-GAAP financial measure) was 9.28% at September

30, 2024 compared to 8.91% and 8.26%

at June 30,
2024 and December 31, 2023, respectively.

If our unrealized held-to-maturity securities losses of $12.9 million (after-tax)

were
recognized in accumulated other comprehensive loss, our adjusted tangible capital ratio would be 9.00%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.2

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 105 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; the effects of changes in the level of
checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace
maturing deposits and advances; legislative or regulatory changes; adverse developments in the financial services industry; inflation,
interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as
competition for the mortgage servicing rights related to these loans;

interest rate risk and price risk resulting from retaining mortgage servicing rights and the effects of higher interest rates on our loan origination volumes; changes in monetary and fiscal policies of
the U.S. Government; the cost and effects of cybersecurity

incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the effects of fraud related to debit card products; the accuracy of our financial statement estimates and assumptions; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio; the strength of the local economies in which we operate;

our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of
residential mortgages; our ability to retain key personnel; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict,

terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject; the impact of the restatement of our previously issued consolidated
statements of cash flows; any deficiencies in the processes undertaken to effect these restatements and to identify and correct all
errors in our historical financial statements that may require restatement;

any inability to implement and maintain effective internal
control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal
controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our
reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities
and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2023,

as amended, and our other filings with the SEC, which
are available at the SEC’s internet

site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could
differ, except as may be required

by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023
Shareowners' Equity (GAAP) $ 476,499 $ 460,999 $ 448,314 $ 440,625 $ 419,706
Less: Goodwill and Other Intangibles (GAAP) 92,813 92,853 92,893 92,933 92,973
Tangible Shareowners' Equity (non-GAAP) A 383,686 368,146 355,421 347,692 326,733
Total Assets (GAAP) 4,225,316 4,225,695 4,259,922 4,304,477 4,138,287
Less: Goodwill and Other Intangibles (GAAP) 92,813 92,853 92,893 92,933 92,973
Tangible Assets (non-GAAP) B $ 4,132,503 $ 4,132,842 $ 4,167,029 $ 4,211,544 $ 4,045,314
Tangible Common Equity Ratio (non-GAAP) A/B 9.28% 8.91% 8.53% 8.26% 8.08%
Actual Diluted Shares Outstanding (GAAP) C 16,980,686 16,970,228 16,947,204 17,000,758 16,997,886
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 22.60 $ 21.69 $ 20.97 $ 20.45 $ 19.22

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2024 Jun 30, 2024 Sep 30, 2023 Sep 30, 2024 Sep 30, 2023
EARNINGS
Net Income Attributable to Common Shareowners $ 13,118 $ 14,150 $ 12,655 $ 39,825 $ 40,539
Diluted Net Income Per Share $ 0.78 $ 0.83 $ 0.74 $ 2.35 $ 2.38
PERFORMANCE
Return on Average Assets (annualized) 1.24% 1.33% 1.19% 1.26% 1.26%
Return on Average Equity (annualized) 10.87 12.23 11.74 11.39 13.00
Net Interest Margin 4.12 4.02 4.03 4.05 4.04
Noninterest Income as % of Operating Revenue 32.67 33.30 29.87 32.69 31.25
Efficiency Ratio 71.81% 68.61% 69.88% 70.49% 67.07%
CAPITAL ADEQUACY
Tier 1 Capital

16.77% 16.31% 15.11% 16.77% 15.11%
Total Capital

17.97 17.50 16.30 17.97 16.30
Leverage

10.89 10.51 9.98 10.89 9.98
Common Equity Tier 1 14.88 14.44 13.26 14.88 13.26
Tangible Common Equity
(1)
9.28 8.91 8.08 9.28 8.08
Equity to Assets 11.28% 10.91% 10.14% 11.28% 10.14%
ASSET QUALITY
Allowance as % of Non-Performing Loans 452.64% 529.79% 619.58% 452.64% 619.58%
Allowance as a % of Loans HFI 1.11 1.09 1.08 1.11 1.08
Net Charge-Offs as % of Average Loans HFI 0.19 0.18 0.17 0.20 0.16
Nonperforming Assets as % of Loans HFI and OREO 0.27 0.23 0.17 0.27 0.17
Nonperforming Assets as % of Total Assets 0.17% 0.15% 0.11% 0.17% 0.11%
STOCK PERFORMANCE
High

$ 36.67 $ 28.58 $ 33.44 $ 36.67 $ 36.86
Low 26.72 25.45 28.64 25.45 28.03
Close $ 35.29 $ 28.44 $ 29.83 $ 35.29 $ 29.83
Average Daily Trading Volume 37,151 29,861 26,774 32,720 33,936
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2024 2023
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 83,431 $ 75,304 $ 73,642 $ 83,118 $ 72,379
Funds Sold and Interest Bearing Deposits 261,779 272,675 231,047 228,949 95,119
Total Cash and Cash Equivalents 345,210 347,979 304,689 312,067 167,498
Investment Securities Available for Sale 336,187 310,941 327,338 337,902 334,052
Investment Securities Held to Maturity 561,480 582,984 603,386 625,022 632,076
Other Equity Securities 6,976 2,537 3,445 3,450 3,585

Total Investment Securities
904,643 896,462 934,169 966,374 969,713
Loans Held for Sale

31,251 24,022 24,705 28,211 34,013
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 194,625 204,990 218,298 225,190 221,704
Real Estate - Construction 218,899 200,754 202,692 196,091 197,526
Real Estate - Commercial 819,955 823,122 823,690 825,456 828,234
Real Estate - Residential 1,023,485 1,012,541 1,012,791 1,001,257 966,512
Real Estate - Home Equity 210,988 211,126 214,617 210,920 203,606
Consumer 213,305 234,212 254,168 270,994 285,122
Other Loans 461 2,286 3,789 2,962 1,401
Overdrafts 1,378 1,192 1,127 1,048 1,076
Total Loans Held for Investment 2,683,096 2,690,223 2,731,172 2,733,918 2,705,181
Allowance for Credit Losses (29,836) (29,219) (29,329) (29,941) (29,083)
Loans Held for Investment, Net 2,653,260 2,661,004 2,701,843 2,703,977 2,676,098
Premises and Equipment, Net 81,876 81,414 81,452 81,266 81,677
Goodwill and Other Intangibles 92,813 92,853 92,893 92,933 92,973
Other Real Estate Owned 650 650 1 1 1
Other Assets 115,613 121,311 120,170 119,648 116,314
Total Other Assets 290,952 296,228 294,516 293,848 290,965
Total Assets $ 4,225,316 $ 4,225,695 $ 4,259,922 $ 4,304,477 $ 4,138,287
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,330,715 $ 1,343,606 $ 1,361,939 $ 1,377,934 $ 1,472,165
NOW Accounts 1,174,585 1,177,180 1,212,452 1,327,420 1,092,996
Money Market Accounts 401,272 413,594 398,308 319,319 304,323
Savings Accounts 507,604 514,560 530,782 547,634 571,003
Certificates of Deposit 164,901 159,624 151,320 129,515 99,958
Total Deposits 3,579,077 3,608,564 3,654,801 3,701,822 3,540,445
Repurchase Agreements 29,339 22,463 23,477 26,957 22,910
Other Short-Term Borrowings 7,929 3,307 8,409 8,384 18,786
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 794 1,009 265 315 364
Other Liabilities 71,974 69,987 65,181 66,080 75,585
Total Liabilities 3,742,000 3,758,217 3,805,020 3,856,445 3,710,977
Temporary Equity 6,817 6,479 6,588 7,407 7,604
SHAREOWNERS' EQUITY
Common Stock 169 169 169 170 170
Additional Paid-In Capital 36,070 35,547 34,861 36,326 36,182
Retained Earnings 454,342 445,959 435,364 426,275 418,030
Accumulated Other Comprehensive Loss, Net of Tax (14,082) (20,676) (22,080) (22,146) (34,676)
Total Shareowners' Equity 476,499 460,999 448,314 440,625 419,706
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,225,316 $ 4,225,695 $ 4,259,922 $ 4,304,477 $ 4,138,287
OTHER BALANCE SHEET DATA
Earning Assets $ 3,880,769 $ 3,883,382 $ 3,921,093 $ 3,957,452 $ 3,804,026
Interest Bearing Liabilities 2,339,311 2,344,624 2,377,900 2,412,431 2,163,227
Book Value Per Diluted Share $ 28.06 $ 27.17 $ 26.45 $ 25.92 $ 24.69
Tangible Book Value

Per Diluted Share
(1)
22.60 21.69 20.97 20.45 19.22
Actual Basic Shares Outstanding 16,944 16,942 16,929 16,950 16,958
Actual Diluted Shares Outstanding 16,981 16,970 16,947 17,001 16,998
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2024 2023
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2024 2023
INTEREST INCOME
Loans, including Fees $ 41,659 $ 41,138 $ 40,683 $ 40,407 $ 39,344 $ 123,480 $ 111,845
Investment Securities 4,155 4,004 4,244 4,392 4,561 12,403 14,300
Federal Funds Sold and Interest Bearing Deposits 3,514 3,624 1,893 1,385 1,848 9,031 8,741
Total Interest Income 49,328 48,766 46,820 46,184 45,753 144,914 134,886
INTEREST EXPENSE
Deposits 8,223 8,579 7,594 5,872 5,214 24,396 11,710
Repurchase Agreements 221 217 201 199 190 639 314
Other Short-Term Borrowings 52 68 39 310 440 159 1,228
Subordinated Notes Payable 610 630 628 627 625 1,868 1,800
Other Long-Term Borrowings 11 3 3 5 4 17 15
Total Interest Expense 9,117 9,497 8,465 7,013 6,473 27,079 15,067
Net Interest Income 40,211 39,269 38,355 39,171 39,280 117,835 119,819
Provision for Credit Losses 1,206 1,204 920 2,025 2,393 3,330 7,689
Net Interest Income after Provision for Credit Losses 39,005 38,065 37,435 37,146 36,887 114,505 112,130
NONINTEREST INCOME
Deposit Fees 5,512 5,377 5,250 5,304 5,456 16,139 16,021
Bank Card Fees 3,624 3,766 3,620 3,713 3,684 11,010 11,205
Wealth Management Fees 4,770 4,439 4,682 4,276 3,984 13,891 12,061
Mortgage Banking Revenues 3,966 4,381 2,878 2,327 1,839 11,225 8,072
Other

1,641 1,643 1,667 1,537 1,765 4,951 7,093
Total Noninterest Income 19,513 19,606 18,097 17,157 16,728 57,216 54,452
NONINTEREST EXPENSE
Compensation 25,800 24,406 24,407 23,822 23,003 74,613 69,965
Occupancy, Net 7,098 6,997 6,994 7,098 6,980 21,089 20,562
Other

10,023 9,038 8,770 9,038 9,122 27,831 26,539
Total Noninterest Expense 42,921 40,441 40,171 39,958 39,105 123,533 117,066
OPERATING PROFIT 15,597 17,230 15,361 14,345 14,510 48,188 49,516
Income Tax Expense 2,980 3,189 3,536 2,909 3,004 9,705 10,130
Net Income 12,617 14,041 11,825 11,436 11,506 38,483 39,386
Pre-Tax Loss Attributable to Noncontrolling Interest 501 109 732 284 1,149 1,342 1,153
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 13,118 $ 14,150 $ 12,557 $ 11,720 $ 12,655 $ 39,825 $ 40,539
PER COMMON SHARE
Basic Net Income $ 0.77 $ 0.84 $ 0.74 $ 0.69 $ 0.75 $ 2.35 $ 2.38
Diluted Net Income 0.78 0.83 0.74 0.70 0.74 2.35 2.38
Cash Dividend

$ 0.23 $ 0.21 $ 0.21 $ 0.20 $ 0.20 $ 0.65 $ 0.56
AVERAGE

SHARES
Basic

16,943 16,931 16,951 16,947 16,985 16,942 17,001
Diluted

16,979 16,960 16,969 16,997 17,025 16,966 17,031

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2024 2023
Nine Months Ended

September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2024 2023
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,219 $ 29,329 $ 29,941 $ 29,083 $ 28,243 $ 29,941 $ 25,068
Transfer from Other (Assets) Liabilities - - (50) 66 - (50) -
Provision for Credit Losses 1,879 1,129 932 2,354 1,993 3,940 7,175
Net Charge-Offs (Recoveries) 1,262 1,239 1,494 1,562 1,153 3,995 3,160
Balance at End of Period $ 29,836 $ 29,219 $ 29,329 $ 29,941 $ 29,083 $ 29,836 $ 29,083
As a % of Loans HFI 1.11% 1.09% 1.07% 1.10% 1.08% 1.11% 1.08%
As a % of Nonperforming Loans 452.64% 529.79% 431.46% 479.70% 619.58% 452.64% 619.58%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,139 $ 3,121 $ 3,191 $ 3,502 $ 3,120 $ 3,191 $ 2,989
Provision for Credit Losses

(617) 18 (70) (311) 382 (669) 513
Balance at End of Period
(1)
2,522 3,139 3,121 3,191 3,502 2,522 3,502
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (56) $ 57 $ 58 $ (18) $ 18 $ 59 $ 1
CHARGE-OFFS
Commercial, Financial and Agricultural $ 331 $ 400 $ 282 $ 217 $ 76 $ 1,013 $ 294
Real Estate - Construction - - - - - - -
Real Estate - Commercial 3 - - - - 3 120
Real Estate - Residential - - 17 79 - 17 -
Real Estate - Home Equity 23 - 76 - - 99 39
Consumer 1,315 1,061 1,550 1,689 1,340 3,926 4,065
Overdrafts 611 571 638 602 659 1,820 2,187
Total Charge-Offs $ 2,283 $ 2,032 $ 2,563 $ 2,587 $ 2,075 $ 6,878 $ 6,705
RECOVERIES
Commercial, Financial and Agricultural $ 176 $ 59 $ 41 $ 83 $ 28 $ 276 $ 194
Real Estate - Construction - - - - - - 2
Real Estate - Commercial 5 19 204 16 17 228 36
Real Estate - Residential 88 23 37 34 30 148 219
Real Estate - Home Equity 59 37 24 17 53 120 209
Consumer 405 313 410 433 418 1,128 1,503
Overdrafts 288 342 353 442 376 983 1,382
Total Recoveries $ 1,021 $ 793 $ 1,069 $ 1,025 $ 922 $ 2,883 $ 3,545
NET CHARGE-OFFS (RECOVERIES) $ 1,262 $ 1,239 $ 1,494 $ 1,562 $ 1,153 $ 3,995 $ 3,160
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.19% 0.18% 0.22% 0.23% 0.17% 0.20% 0.16%
CREDIT QUALITY
Nonaccruing Loans $ 6,592 $ 5,515 $ 6,798 $ 6,242 $ 4,694
Other Real Estate Owned 650 650 1 1 1
Total Nonperforming Assets ("NPAs") $ 7,242 $ 6,165 $ 6,799 $ 6,243 $ 4,695
Past Due Loans 30-89 Days

$ 9,388 $ 5,672 $ 5,392 $ 6,855 $ 5,577
Classified Loans 25,501 25,566 22,305 22,203 21,812
Nonperforming Loans as a % of Loans HFI 0.25% 0.21% 0.25% 0.23% 0.17%
NPAs as a % of Loans HFI and Other Real Estate 0.27% 0.23% 0.25% 0.23% 0.17%
NPAs as a % of

Total Assets
0.17% 0.15% 0.16% 0.15% 0.11%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Third Quarter 2024 Second Quarter 2024 First Quarter 2024 Fourth Quarter 2023 Third Quarter 2023 Sep 2024 YTD Sep 2023 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 24,570 $ 720 7.49% $ 26,281 $ 517 5.26% $ 27,314 $ 563 5.99% $ 49,790 817 6.50% $ 62,768 $ 971 6.14% $ 26,050 $ 1,800 6.22% $ 57,438 $ 2,416 5.62%
Loans Held for Investment
(1)
2,693,533 40,985 6.09 2,726,748 40,683 6.03 2,728,629 40,196 5.95 2,711,243 39,679 5.81 2,672,653 38,455 5.71 2,716,220 121,864 6.02 2,637,911 109,688 5.56
Investment Securities
Taxable Investment Securities 907,610 4,148 1.82 918,989 3,998 1.74 952,328 4,239 1.78 962,322 4,389 1.81 1,002,547 4,549 1.80 926,241 12,385 1.78 1,034,825 14,265 1.84
Tax-Exempt Investment Securities
(1)
846 10 4.33 843 9 4.36 856 9 4.34 862 7 4.32 2,456 17 2.66 848 28 4.34 2,649 50 2.49
Total Investment Securities 908,456 4,158 1.82 919,832 4,007 1.74 953,184 4,248 1.78 963,184 4,396 1.82 1,005,003 4,566 1.81 927,089 12,413 1.78 1,037,474 14,315 1.84
Federal Funds Sold and Interest
Bearing Deposits 256,855 3,514 5.44 262,419 3,624 5.56 140,488 1,893 5.42 99,763 1,385 5.51 136,556 1,848 5.37 220,056 9,031 5.48 237,987 8,741 4.91
Total Earning Assets 3,883,414 $ 49,377 5.06% 3,935,280 $ 48,831 4.99% 3,849,615 $ 46,900 4.90% 3,823,980 $ 46,277 4.80% 3,876,980 $ 45,840 4.69% 3,889,415 $ 145,108 4.98% 3,970,810 $ 135,160 4.55%
Cash and Due From Banks 70,994 74,803 75,763 76,681 75,941 73,843 75,483
Allowance for Credit Losses (29,905) (29,564) (30,030) (29,998) (29,172) (29,833) (27,581)
Other Assets 291,359 291,669 295,275 296,114 295,106 292,762 297,688
Total Assets $ 4,215,862 $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,226,187 $ 4,316,400
LIABILITIES:
Noninterest Bearing Deposits $ 1,332,305 $ 1,346,546 $ 1,344,188 $ 1,416,825 $ 1,474,574 $ 1,340,981 $ 1,538,268
NOW Accounts 1,145,544 $ 4,087 1.42% 1,207,643 $ 4,425 1.47% 1,201,032 $ 4,497 1.51% 1,138,461 $ 3,696 1.29% 1,125,171 $ 3,489 1.23% 1,184,596 $ 13,009 1.47% 1,184,453 $ 8,679 0.98%
Money Market Accounts 418,625 2,694 2.56 407,387 2,752 2.72 353,591 1,985 2.26 318,844 1,421 1.77 322,623 1,294 1.59 393,294 7,431 2.52 293,089 2,249 1.03
Savings Accounts 512,098 180 0.14 519,374 176 0.14 539,374 188 0.14 557,579 202 0.14 579,245 200 0.14 523,573 544 0.14 603,643 396 0.09
Time Deposits 163,462 1,262 3.07 160,078 1,226 3.08 138,328 924 2.69 116,797 553 1.88 95,203 231 0.96 153,991 3,412 2.96 90,970 386 0.57
Total Interest Bearing Deposits 2,239,729 8,223 1.46 2,294,482 8,579 1.50 2,232,325 7,594 1.37 2,131,681 5,872 1.09 2,122,242 5,214 0.97 2,255,454 24,396 1.44 2,172,155 11,710 0.72
Total Deposits 3,572,034 8,223 0.92 3,641,028 8,579 0.95 3,576,513 7,594 0.85 3,548,506 5,872 0.66 3,596,816 5,214 0.58 3,596,435 24,396 0.91 3,710,423 11,710 0.42
Repurchase Agreements 27,126 221 3.24 26,999 217 3.24 25,725 201 3.14 26,831 199 2.94 25,356 190 2.98 26,619 639 3.21 17,588 314 2.39
Other Short-Term Borrowings 2,673 52 7.63 6,592 68 4.16 3,758 39 4.16 16,906 310 7.29 24,306 440 7.17 4,334 159 4.88 26,586 1,228 6.17
Subordinated Notes Payable 52,887 610 4.52 52,887 630 4.71 52,887 628 4.70 52,887 627 4.64 52,887 625 4.62 52,887 1,868 4.64 52,887 1,800 4.49
Other Long-Term Borrowings 795 11 5.55 258 3 4.31 281 3 4.80 336 5 4.72 387 4 4.73 447 17 5.16 433 15 4.78
Total Interest Bearing Liabilities 2,323,210 $ 9,117 1.56% 2,381,218 $ 9,497 1.60% 2,314,976 $ 8,465 1.47% 2,228,641 $ 7,013 1.25% 2,225,178 $ 6,473 1.15% 2,339,741 $ 27,079 1.55% 2,269,649 $ 15,067 0.89%
Other Liabilities 73,767 72,634 68,295 78,772 83,099 71,574 82,877
Total Liabilities 3,729,282 3,800,398 3,727,459 3,724,238 3,782,851 3,752,296 3,890,794
Temporary Equity 6,443 6,493 7,150 7,423 8,424 6,694 8,719
SHAREOWNERS' EQUITY: 480,137 465,297 456,014 435,116 427,580 467,197 416,887
Total Liabilities, Temporary

Equity
and Shareowners' Equity $ 4,215,862 $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,226,187 $ 4,316,400
Interest Rate Spread $ 40,260 3.49% $ 39,334 3.38% $ 38,435 3.43% $ 39,264 3.55% $ 39,367 3.54% $ 118,029 3.43% $ 120,093 3.66%
Interest Income and Rate Earned
(1)
49,377 5.06 48,831 4.99 46,900 4.90 46,277 4.80 45,840 4.69 145,108 4.98 135,160 4.55
Interest Expense and Rate Paid
(2)
9,117 0.93 9,497 0.97 8,465 0.88 7,013 0.73 6,473 0.66 27,079 0.93 15,067 0.51
Net Interest Margin $ 40,260 4.12% $ 39,334 4.02% $ 38,435 4.01% $ 39,264 4.07% $ 39,367 4.03% $ 118,029 4.05% $ 120,093 4.04%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.